                                Exhibit (j)(1)

                     Consent of PricewaterhouseCoopers LLP

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


The consent of the Independent Accountants will be provided in a subsequent post-effective amendment to Registrant's Registration Statement on Form N-1A to be filed under Rule 485(b)(1) on or about October 15, 2001.


                                      235